UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001774801
JPMCC Commercial Mortgage Securities Trust 2019-COR5
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001555524
LoanCore Capital Markets LLC
(Exact name of sponsor as specified in its charter)

New York	333-226123-04	38-4117329 38-4117330
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the May 15, 2025 Distribution Date.  The Certificate Administrator was subsequently notified by the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificateholders on May 21, 2025 that the distributions due to those Certificateholders were not received on the May 15, 2025 Distribution Date.  Upon review, the Certificate Administrator determined that the payments due to the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificateholders on the May 15, 2025 Distribution Date were not processed due to an internal update setting those payments to be manually processed.  The interest payment due to the Class E-RR Certificateholders in an amount equal to $67,651.81, the interest payment due to the Class F-RR Certificateholders in an amount equal to $65,799.80, the interest payment due to the Class G-RR Certificateholders in an amount equal to $27,708.73 and the interest payment due to the Class H-RR Certificateholders in an amount equal to $107,806.34 were distributed to those Certificateholders on May 21, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  May 27, 2025